UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 15, 2010
SOMANETICS CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	0-19095	38-2394784

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Troy Center Drive, Troy, Michigan	48084-4771

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (248) 244-1400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communication pursuant to Rule 425 under the Securities Act.
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective June 15, 2010, our Board of Directors approved an amendment of our Bylaws to remove the provisions that were in Article X relating to control share acquisitions, including provisions allowing redemptions of control shares if no acquiring person statement was filed or after shareholders fail to accord the shares full voting rights. The Michigan Business Corporation Act was amended effective October 1, 2009 to repeal Chapter 7B of the Michigan Business Corporation Act relating to control share acquisitions, and the Board determined to remove the related provisions in our bylaws.
Item 9.01 Exhibits
(d) Exhibits.
3(ii)	Amended and Restated Bylaws of Somanetics Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMANETICS CORPORATION
Date: June 21, 2010	By:	/s/ Mary Ann Victor
Mary Ann Victor
Its: Vice President, Chief Administrative Officer, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3(ii)	Amended and Restated Bylaws of Somanetics Corporation